SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement                [ ] Confidential, for Use of the
[X] Definitive Proxy Statement                     Commission Only (as permitted
[ ] Definitive Additional Materials                 by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   QMED, INC.
                 -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

             ___________________________________________________________________
         (2) Aggregate number of securities to which transaction applies:

             ___________________________________________________________________

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             ___________________________________________________________________
         (4) Proposed maximum aggregate value of transaction:

             ___________________________________________________________________
         (5) Total fee paid:

             ___________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:____________________________________________
         (2) Form, Schedule or Registration Statement no.:______________________
         (3) Filing Party:______________________________________________________
         (4) Date Filed:________________________________________________________

                                 [QMed's Logo]

                               25 Christopher Way
                           Eatontown, New Jersey 07724

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 28, 2005

                            ------------------------

To our Stockholders:

         The 2005 annual meeting of stockholders of QMed Inc. will be held at the Sheraton Eatontown Hotel, 6 Industrial Way East, Eatontown, New Jersey on Tuesday, June 28, 2005, beginning at 10:00 a.m. local time. At the meeting, the holders of the Company's outstanding common stock will act on the following matters:

         (1)      Election of 9 Directors, each for a term of one year;

         (2) Ratification of the appointment of the Company's registered public accountants for fiscal 2005;

         (3)      Any other matters that properly come before the meeting.

         All holders of record of shares of QMed common stock (NASDAQ: QMED) at the close of business on May 12, 2005 are entitled to vote at the meeting and any postponements or adjournments of the meeting.

                                            By order of the Board of Directors,

                                             /s/ Michael W. Cox

                                            Michael W. Cox
                                            Chief Executive Officer

May 31, 2005
Eatontown, New Jersey

                                 [QMed's Logo]

                               25 Christopher Way
                           Eatontown, New Jersey 07724

                                 PROXY STATEMENT


         This proxy statement contains information related to the annual meeting of stockholders of QMed, Inc. to be held on Tuesday, June 28, 2005, beginning at 10:00 a.m. at the Sheraton Eatontown Hotel, 6 Industrial Way East, Eatontown, New Jersey and at any postponements or adjournments thereof. This proxy statement is being mailed to stockholders on or about May 31, 2005.

         The Board of Directors of the Company solicits this proxy and urges you to sign the proxy, fill in the date and return the same immediately. Proxies are being solicited by mail and officers and regular employees of the Company may also solicit proxies by telephone or personal interview. The expense of solicitation will be borne by the Company. The Company will also reimburse brokers for the expenses of forwarding proxy solicitation material to beneficial owners of shares held of record by such brokers. Your prompt cooperation is necessary in order to insure a quorum and to avoid expense and delay.

                                ABOUT THE MEETING

What is the purpose of the annual meeting?

         At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of Directors, and ratification of the appointment of the Company's registered public accountants. In addition, management will report on the performance of the Company and respond to questions from stockholders.

Who is entitled to vote at the meeting?

         Only stockholders of record as of the close of business on May 12, 2005, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

What are the voting rights of the holders of QMed common stock?

         Each outstanding share of QMed common stock will be entitled to one vote on each matter considered at the meeting.

Who can attend the meeting?

         All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. If your shares are held in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

What constitutes a quorum?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, May 12, 2005, 16,642,606 shares of common stock, representing the same number of votes, were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

How do I vote?

         If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

         Yes. Even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised by filing with the Corporate Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

         o        for election of the nominated slate of Directors (see Item 1);
         o for ratification of the appointment of Amper, Politziner & Mattia as the Company's registered public accountants for fiscal 2005 (see Item 2)

         With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

         Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of Directors. A properly executed proxy marked "Withhold Authority" with respect to the election of one or more Directors will not be voted with respect to the Director or Directors indicated, although it will be counted for purposes of determining whether there is a quorum.

         Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy card marked "Abstain" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

         If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

         If you are a beneficial stockholder and your broker holds your shares in its name, the broker is permitted to vote your shares on the election of Directors and the ratification of Amper, Politziner & Mattia as our registered public accountants even if the broker does not receive voting instructions from you.

                                 STOCK OWNERSHIP

Who are the largest owners of the Company's stock and how much stock does the Company's Directors and executive officers own?

         The following table shows, as of March 29, 2005, the amount of QMed common stock beneficially owned (unless otherwise indicated) by (i) each person known by the Company to own 5% or more of the Company's stock, (ii) each Director, (iii) each executive officer named in the Summary Compensation Table set forth below, and (iv) all Directors and executive officers as a group.

                                    Aggregate Number of
                                  Shares Beneficially Owned    Percent of Class
       Name                                    (1)(2)           Outstanding (4)
------------------------------- ----------------------------- ------------------
Michael W. Cox                            1,698,108 (3)          10.1 %
Jane A. Murray                              201,000 (4)          1.2 %
Bruce F. Wesson                           4,277,403 (5)          23.8 %
Richard I. Levin, M.D.                       98,500 (6)            *
David Feldman                                14,710 (7)            *
A. Bruce Campbell, M.D.                      13,034 (8)            *
Lucia L. Quinn                                    -                *
John J. Gargana, Jr.                         21,224 (9)            *
Teri J. Kraf                                145,056 (10)           *
John Siegel                                 140,531 (11)           *
William T. Schmitt, Jr.                      35,999 (12)           *
John P. Zanotti                                 816 (13)           *
Galen Partners III, L.P.                  4,231,452 (14)         23.6 %
Officers and Directors as a
  Group (12 persons)                      6,646,381 (15)         35.2 %
------------------------------- ----------------------------- ------------------
* Represents less than 1% of the outstanding common stock of the class.
------------
(1) The number of shares of common stock beneficially owned by each stockholder is determined under rules promulgated by the SEC. Under these rules, a person is deemed to have "beneficial ownership" of any shares over which that person has or shares voting or investing power, plus any shares that the person has the right to acquire within 60 days, including through the exercise of stock options. To our knowledge, unless otherwise indicated, all of the persons listed above have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law.

(2) The percentage ownership for each stockholder on March 29, 2005, is calculated by dividing (a) the total number of shares beneficially owned by the stockholder by (b) 16,545,201 shares (the number of shares of our common stock outstanding on March 29, 2005 plus any shares that the stockholder has the right to acquire within 60 days after March 29, 2005.

(3) Includes 305,500 shares which may be obtained upon the exercise of outstanding options. Does not include shares owned or shares which may be acquired by Mr. Cox's wife, Teri Kraf, upon the exercise of options. Ms. Kraf is also an executive officer of the Company.

(4) Includes 201,000 shares which may be acquired upon the exercise of outstanding stock options. Does not include shares owned or shares which may be acquired by Ms. Murray's husband, John Siegel, upon the exercise of options. Mr. Siegel also serves as an executive officer of the Company.

(5) Includes 7,618 shares owned by Mr. Wesson, 38,333 shares that Mr. Wesson may acquire upon the exercise of outstanding warrants, 2,811,193 shares owned by Galen Partners III, L.P. and two other private funds which are managed jointly with Galen Partners III, L.P. (collectively the "Galen Funds"), and 1,420,259 shares which may be acquired by the Galen Funds upon the exercise of outstanding stock options. Mr. Wesson is a General Partner of the Galen Funds. Accordingly, his ownership includes the shares beneficially owned by the Galen Funds. See Note (14), below.

(6) Includes 75,500 shares which may be obtained upon the exercise of outstanding options.

(7) Includes 2,500 shares which may be obtained upon the exercise of outstanding options and 2,210 shares credited to Mr. Feldman's account under the 2003 Outside Directors Equity Plan.

(8) Includes 12,500 shares which may be obtained upon the exercise of outstanding options and 535 shares credited to Dr. Campbell's account under the 2003 Outside Directors Equity Plan.

(9) Includes 5,000 shares which may be obtained upon the exercise of outstanding options and 2,224 shares credited to Mr. Gargana's account under the 2003 Outside Directors Equity Plan.

(10) Includes 112,769 shares which may be obtained upon the exercise of outstanding options. Does not include shares owned or shares which may be acquired by Ms. Kraf's husband, Mr. Cox, upon the exercise of options. Mr. Cox is also an executive officer of the Company.

(11) Includes 140,531 shares which may be acquired upon the exercise of outstanding stock options. Does not include shares owned or shares which may be acquired by Mr. Siegel's wife, Ms. Murray, upon the exercise of options. Ms. Murray also serves as an executive officer of the Company.

(12) Includes 35,999 shares which may be obtained upon the exercise of outstanding options.

(13) Includes 816 shares credited to Mr. Zanotti's account under the 2003 Outside Directors Equity Plan.

(14) Includes 2,811,193 shares owned by Galen Partners III, L.P. and two other private funds which are managed jointly with Galen Partners III, L.P. (collectively the "Galen Funds"), and 1,420,259 shares which may be acquired by the Galen Funds and affiliates upon the exercise of outstanding warrants. The following natural persons exercise voting, investment and dispositive rights over the Company's securities held of record by the Galen Funds: William R. Grant, Bruce F. Wesson, L. John Wilkerson, Srini Conjeevaram, David W. Jahns and Zubeen Shroff.

(15) Includes a total of 2,349,891 shares which may be obtained by officers and directors upon the exercise of outstanding options or warrants.

         The business address of Mr. Cox is 25 Christopher Way, Eatontown, New Jersey 07724. The business address of Mr. Wesson and Galen Partners III, L.P. is 610 Fifth Avenue - 5th Floor, Rockefeller Center, New York, New York 10020.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, Directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission ("SEC"). Such officers, Directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of copies of the Forms 3, 4 and 5 received by the Company or representations from certain reporting persons, the Company believes that, during the fiscal year ended November 30, 2004, all Section 16(a) filing requirements applicable to its officers, Directors and 10% stockholders were met in a timely manner, except in the following instances: (1) Steven Vella filed a late Form 3; and (2) Michael W. Cox, Teri J. Kraf, John J. Gargana, Jr., David Feldman, A. Bruce Campbell, Herbert Sommer, John P. Zanotti, and Robert Mosby each filed a late Form 4 that reported, in each case, one transaction.

                            GOVERNANCE OF THE COMPANY

Who are the current members of the Board?

         The members of the Board of Directors on the date of this proxy statement, and the committees of the Board on which they currently serve, are identified below.

------------------------------------ ---------------- --------------- ------------------- ------------------- ----------------
             Director                      Age        Director Since    Present Title        Compensation          Audit
                                                                                              Committee          Committee
------------------------------------ ---------------- --------------- ------------------- ------------------- ----------------
Michael W. Cox                             63              1983       Chief Executive
                                                                      Officer, President
                                                                      and Director
------------------------------------ ---------------- --------------- ------------------- ------------------- ----------------
Jane A. Murray                             42              2001       Chief Operating
                                                                      Officer, Executive
                                                                      Vice President
                                                                      and Director
------------------------------------ ---------------- --------------- ------------------- ------------------- ----------------
Bruce F. Wesson                            62              2001       Chairman of the            **
                                                                      Board
------------------------------------ ---------------- --------------- ------------------- ------------------- ----------------
David Feldman                              65              1999       Director                    *                  *
------------------------------------ ---------------- --------------- ------------------- ------------------- ----------------
Richard I. Levin, M.D.                     56              1983       Director
------------------------------------ ---------------- --------------- ------------------- ------------------- ----------------
Lucia L. Quinn                             51              2002       Director
------------------------------------ ---------------- --------------- ------------------- ------------------- ----------------
John J. Gargana, Jr.                       73              2003       Director                    *                  *
------------------------------------ ---------------- --------------- ------------------- ------------------- ----------------
A. Bruce Campbell, Ph.D.,                  56              1999       Director                                      **
  M.D., F.A.C.P.
------------------------------------ ---------------- --------------- ------------------- ------------------- ----------------
John P. Zanotti                            56              2004       Director                    *
------------------------------------ ---------------- --------------- ------------------- ------------------- ----------------

 * Member
** Chair

What is the role of the Board's committees?

         The Board of Directors has standing Audit and Compensation Committees. The Company does not have a standing Nominating Committee. The Board of Directors performs the functions typical of a Nominating Committee, including the identification, recruitment and selection of nominees for election as directors of the Company. Six of the nine current members of the Board (Mr. Wesson, Mr. Feldman, Ms. Quinn, Mr. Gargana, Dr. Campbell and Mr. Zanotti) are independent within the meaning of the listing standards of the NASDAQ Marketplace and participate in the consideration of director nominees.

         Audit Committee. The functions of the Audit Committee are described below under the heading "Report of the Audit Committee." The audit committee met four times during fiscal 2004.

         Compensation Committee. The compensation committee is responsible for reviewing and approving corporate goals and objectives relevant to the compensation of the Company's Chief Executive Officer, evaluating the performance of the Chief Executive Officer and, either as a committee or together with the other independent members of the Board, determining and approving the compensation level for the Chief Executive Officer, and making recommendations to the Board regarding compensation of other executive officers and certain compensation plans. During fiscal 2004, the Compensation Committee met five times.

         All of the members of the Committees are independent within the meaning of the listing standards of NASDAQ Marketplace.

Who is the Board's Chairman?

         In April 2002, the Board elected Bruce Wesson to serve as the non-executive Chairman of the Board. The Chairman of the Board organizes the work of the Board and ensures that the Board has access to sufficient information to enable the Board to carry out its functions, including monitoring the Company's performance and the performance of management. In carrying out this role, the Chairman, among other things, presides over all meetings of the Board of Directors and stockholders, establishes the annual agenda of the Board, advises with respect to the work of each Committee and reviews changes in Board membership and the membership and chair of each Committee, coordinates periodic review of management's strategic plan for the Company and coordinates the annual performance review of the Chief Executive Officer and other key senior managers.

How does the Board select nominees for the Board?

         The Board performs the functions typical of a nominating committee, including the identification, recruitment and selection of nominees for election as directors of the Company. The nominees for election as directors at this Annual Meeting were unanimously recommended by the entire Board, including the six independent directors. The Board believes that a nominating committee separate from itself is not necessary at this time, given the size of the Company and the Board, to ensure that candidates are appropriately evaluated and selected. The Board also believes that, given the Company's size and the size of its Board, an additional committee of the Board would not add to the effectiveness of the evaluation and nomination process. For these reasons, the Board believes it is not appropriate to have a separate nominating committee.

         The Board's process for recruiting and selecting nominees is for Board members to attempt to identify individuals who are thought to have the business background and experience, industry specific knowledge and general reputation and expertise that would allow them to contribute as effective directors to the Company's governance, and who are willing to serve as directors of a public company. To date, the Company has not engaged any third party to assist in identifying or evaluating potential nominees. After a possible candidate is identified, the individual meets with various members of the Board and is sounded out concerning their possible interest and willingness to serve, and Board members discuss amongst themselves the individual's potential to be an effective Board member. If the discussions and evaluation are positive, the individual is invited to serve on the Board.

         To date, no stockholder has presented any candidate for Board membership to the Company for consideration, and the Company does not have a specific policy on stockholder-recommended director candidates. However, the Committee believes its process for evaluation of nominees proposed by stockholders would be no different from the process of evaluating any other candidate. In evaluating candidates, the Committee will require that candidates possess, at a minimum, a desire to serve on the Company's Board, an ability to contribute to the effectiveness of the Board, an understanding of the function of the Board of a public company and relevant industry knowledge and experience. In addition, while not required of any one candidate, the Committee would consider favorably experience, education, training or other expertise in business or financial matters and prior experience serving on boards of public companies.

How does the Board determine which Directors are considered independent?

         Each of our directors other than Messrs. Cox, Levin, and Ms. Murray qualify as "independent" in accordance with the published listing requirements of NASDAQ. The NASDAQ independence definition includes a series of objective tests, such as that the director is not an employee of the company and has not engaged in various types of business dealings with the company. In addition, as further required by the NASDAQ rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the company with regard to each director's business and personal activities as they may relate to the Company and the Company's management.

         In addition, as required by NASDAQ rules, the members of the Audit Committee each qualify as "independent" under special standards established by the U.S. Securities and Exchange Commission (the "SEC") for members of audit committees. The Audit Committee includes at least one independent director (as independence is defined in Rule 4200(a)(15) of the NASDAQ listing standards) who is an "audit committee financial expert" as defined by SEC rules. John J. Gargana, Jr. is an audit committee financial expert. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Gargana's experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Gargana any duties, obligations or liability that are greater than are generally imposed on him as a member of the Audit Committee and the Board, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board.

How often did the Board meet during fiscal 2004?

         The Board met five times during fiscal 2004. Each Director attended at least 75% of the aggregate of (1) total number of meetings of the Board of Directors, and (2) the total number of meetings held by all committees of the board on which he or she served. All of the Directors attended the Company's 2004 annual stockholders meeting. Each Director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including the attendance of the meetings of the stockholders of the Company, as well as the Board and Committees of which he or she is a member.

How are Directors compensated?

         Directors who are employed as executive officers receive no additional compensation for service on the Board. All Directors are reimbursed for travel and other expenses relating to attendance at Board and Committee meetings.

         Upon the recommendation of the Compensation Committee, the Board of Directors established the 2003 Outside Directors Equity Plan (the "Outside Directors Plan"), which was approved by the Company's stockholders at the Company's 2003 Annual Meeting. Pursuant to the Outside Directors Plan, each non-employee director receives an annual retainer of $7,500 (payable quarterly), a $1,000 annual retainer for each committee on which a Director serves, an annual retainer of $500 for services as a Committee chairperson and the annual grant of a ten-year option to purchase 2,500 shares of Common Stock, which vests on the first anniversary of the grant. In addition, each outside director receives a personal attendance fee of $250 per Board or Committee meeting. Outside Directors that cannot receive options due either to their service on the Compensation Committee, or that are prohibited from receiving compensation by their employer's conflict of interest policy, are given the cash equivalent of the options that would have been granted. In Fiscal 2004, the total cash compensation paid to the outside Directors was $38,034 and 12,500 options were granted to five directors.

         Each year, eligible non-employee directors may elect to defer all or any part of their director's fees in the form of shares of the Company's Common Stock under the Outside Directors Plan at the fair market value of the shares on the date the payment is due. The shares are held in a trust, which is subject to the claims of the Company's creditors for which the Company's transfer agent serves as trustee.

Certain Relationships and Related Transactions-What related party transactions involved Directors?

         In December 2001, the Company entered into a consulting agreement with Dr. Richard Levin, the Company's former Vice President and Medical Director. Pursuant to the agreement, Dr. Levin, a member of the Board of Directors, serves as the Company's Cardiovascular Consultant and Contributing Lecturer, devoting such time and attention to the Company as he and the Company deem appropriate. In exchange for these services, Dr. Levin receives annual compensation of $125,000 per year.

         It is the Company's policy not to engage in transactions with officers, directors, principal stockholders or affiliates or any of them unless such transactions have been approved by a majority of the disinterested directors and are upon terms no less favorable to the Company than could be obtained from an unaffiliated party in an arm's length transaction. During Fiscal 2004 there were no other transactions between the Company and any officer, director or principal stockholder except as disclosed above and those with respect to executive compensation and stock options.

How do stockholders communicate with the Board?

         Stockholders and other parties interested in communicating directly with the Chairman of the Board may do so by writing to Chairman of the Board, QMed Inc., 25 Christopher Way, Eatontown, New Jersey, 07724. Stockholders who wish to send communications to the Company's Board of Directors may do so by sending them in care of the Secretary of the Company. Such communications may be addressed either to specified individual directors or the entire Board. The Secretary will have the discretion to screen and not forward to directors communications which the Secretary determines in his or her discretion are communications unrelated to the business or governance of the Company and its subsidiaries, commercial solicitations, offensive, obscene, or otherwise inappropriate. The Secretary will, however, compile all stockholder communications, which are not forwarded, and such communications will be available to any director.

Does the Company have a Code of Ethics?

         The Board has a Code of Business Conduct and Ethics, which is applicable to all employees, officers and Directors of the Company. The Code of Business Conduct and Ethics is available on the Company's website
(http://www.qmedinc.com) under Corporate Governance.

                          REPORT OF THE AUDIT COMMITTEE

         The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

         The charter of the Audit Committee of the Board, specifies that the purpose of the Committee is to assist the Board in its oversight of:

         o        the integrity of the Company's financial statements;
         o        the adequacy of the Company's system of internal controls;
         o the Company's compliance with legal and regulatory requirements;
         o the qualifications and independence of the Company's independent registered public accountants; and
         o the performance of the Company's independent registered public accountants and of the Company's internal audit function.

         In carrying out these responsibilities, the Audit Committee, among other things:

         o Monitors preparation of quarterly and annual financial reports by the Company's management;
         o Supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent registered public accountants; and
         o Oversees management's implementation and maintenance of effective systems of internal and disclosure controls, including review of the Company's policies relating to legal and regulatory compliance, ethics and conflicts of interests and review of the Company's internal auditing program.

         The Committee met four times during fiscal 2004. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee's meeting include, whenever appropriate, executive sessions with the Company's independent registered public accountants without the presence of the Company's management.

         The Audit Committee serves in an oversight capacity and is not intended to be part of the Company's operational or managerial decision-making process. The Company's management is responsible for preparing the consolidated financial statements, and its independent auditors are responsible for auditing those statements. The Audit Committee's principal purpose is to monitor these processes. In this context, the Audit Committee reviewed and discussed the audited financial statements with management and the independent auditors. Management represented that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles applied on a consistent basis, and the Audit Committee has reviewed and discussed the quarterly and annual earnings press releases and consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended.

         The Audit Committee discussed with the independent auditors the auditors' independence from the Company and its management, including the matters, if any, in the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees). The Audit Committee also considered whether the independent auditors' provision of audit and non-audit services to the Company is compatible with maintaining the auditors' independence. The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, disclosure controls and procedures and the overall quality and integrity of the Company's financial reporting. Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended November 30, 2004, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

A. Bruce Campbell, Chairman
David Feldman
John Gargana, Jr.



                             EXECUTIVE COMPENSATION

Report of the Compensation Committee

         The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graphs by reference therein.

         The Board formed the Compensation Committee on December 6, 2001. The members of the Compensation Committee are Bruce F. Wesson, Chairman, David Feldman, John J. Gargana, Jr., and John P. Zanotti, none of who are employees of the Company. The Compensation Committee has the authority to fix the Company's compensation arrangements with the Chief Executive Officer, Chief Operating Officer and the Chief Financial Officer and has the exclusive authority to grant options and make awards under the Company's equity compensation plans. Consistent with changes in the Delaware General Corporation Law in 2001, the Compensation Committee, from time to time, delegates to the Company's Chief Executive, Chief Operating Officer and the Chief Financial Officer the authority to grant a specified number of options to non-executive officers. The Compensation Committee also reviews the Company's compensation policies relating to all executive officers.

         The Compensation Committee's goal is to develop executive compensation policies that offer competitive compensation opportunities for all executives which are based on personal performances, individual initiative and achievement, as well as assisting the Company in attracting and retaining qualified executives. The Compensation Committee also endorses the position that stock ownership by management and stock-based compensation arrangements are beneficial in aligning managements and stockholders interests in the enhancement of stockholder value.

         Compensation paid to the Company's executive officers generally consists of the following elements: base salary, annual bonus and long-term compensation in the form of stock options and matching contributions under the 401(k) Savings Plan. Compensation levels for executive officers of the Company was determined by a consideration of each officer's initiative and contribution to overall corporate performance and the officer's managerial abilities and performance in any special projects that the officer may have undertaken. Competitive base salaries that reflect the individual's level of responsibility are important elements of the Compensation Committee's executive compensation philosophy. Subjective considerations of individual performance are considered in establishing annual bonuses and other incentive compensation. In addition, the Compensation Committee considers the Company's financial position and cash flow in making compensation decisions.

         The Company has certain broad-based employee benefit plans in which all employees, including the named executives, are permitted to participate on the same terms and conditions relating to eligibility and subject to the same limitations on amounts that may be contributed. In 2004, the Company also made matching contributions to the 401(k) Savings Plan for those participants.

Members of the Compensation Committee

Bruce F. Wesson, Chairman
David Feldman
John J. Gargana, Jr.
John P. Zanotti

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

         The Executive Evaluation and Compensation Committee ("Compensation Committee") of the Board of Directors is comprised of Messrs. Wesson, Feldman, Gargana and Zanotti.

         No member of the Compensation Committee was or is an officer or employee of QMed or any of its subsidiaries. No executive officer of QMed serves as a member of the Board of Directors or Compensation Committee of any entity, which has one or more executive officers serving as a member of QMed's Board of Directors or Compensation Committee.

         Mr. Cox, the Company's Chief Executive Officer, attended meetings of the Compensation Committee to provide information concerning executive performance and make recommendations concerning option grants and compensation plans.

Employment Agreements

         Michael W. Cox. The Company entered into a three-year employment agreement with Mr. Cox effective December 1, 2002. The agreement provides for an initial base salary of $280,000, with such increases as are approved by the Compensation Committee. In January 2005, the Compensation Committee increased Mr. Cox's base salary effective January 1, 2005 to $302,820 from $294,000 in fiscal 2004. The agreement also provides for a potential bonus equal to 100% of his base salary. The Compensation Committee establishes goals and evaluates performance annually. The agreement provides for a severance payment of $2,500,000 to Mr. Cox in the event of termination for any reason other than for cause or resignation following a "change in control" as defined in the agreement.

         Jane A. Murray. The Company entered into a three-year employment agreement with Ms. Murray, on April 21, 2003, effective December 1, 2002. The agreement provides for an initial base salary of $220,000, with such increases as are approved by the Compensation Committee. In January 2005, the Compensation Committee increased Ms. Murray's base salary effective January 1, 2005 to $237,930 from $231,000 in fiscal 2004. The agreement also provides for a potential bonus equal to 80% of base salary, determined by the Compensation Committee of the Board of Directors. The Compensation Committee establishes goals and evaluates performance annually. The agreement provides for a severance payment of the higher of $330,000 or base salary for the remaining term of the agreement in the event of termination for any reason other than for cause or resignation following a "change in control" as defined in the agreement.

         William T. Schmitt, Jr. The Company entered into an employment agreement with Mr. Schmitt in September 2002, which covers the period ending November 30, 2004. Mr. Schmitt's base salary, bonus and options are reviewed and approved annually by the Compensation Committee under the agreement. In January 2005, the Compensation Committee increased Mr. Schmitt's base salary effective January 1, 2005 to $186,558.75 from $181,125 in fiscal 2004. The agreement provides for a severance payment equal to base salary for the remaining term of the agreement in the event of termination prior to November 30, 2004 for any reason other than for cause or resignation following a "change in control" as defined in the agreement. If the agreement is renewed or extended automatically in accordance with its terms beyond November 30, 2004, the severance payment is equal to six months base salary.

Summary Compensation Table

         The following table sets forth information concerning total compensation earned or paid to the Chief Executive Officer and the four other most highly compensated executive officers of the Company who served in such capacities as of November 30, 2004 (the "named executive officers") for services rendered to the Company during each of the past three fiscal years.

                                                   SUMMARY COMPENSATION TABLE

                                                                   Other                 Securities
                                                                   Annual    Restricted  Underlying             All Other
Name and                     Fiscal                                Compen-     Stock     Options/    LTIP       Compen-
Principal Position            Year        Salary      Bonuus       sation      Awards      SARs      Payouts    sation(1)
------------------           ------       ------      ------       ------    ----------  ----------  -------    ----------
Michael W. Cox                2004       $294,000     $    -0-     $ -0-        -0-        50,000/0    $-0       $ 9,000
President, Chief              2003        250,000      120,000       -0-        -0-        50,000/0     -0-        8,267
Executive Officer             2002        254,808          -0-       -0-        -0-          0/0        -0-        1,667

Jane A. Murray                2004       $231,000     $    -0-     $ -0-        -0-       100,000/0    $-0       $ 7,813
Executive Vice President      2003        200,250      100,000       -0-        -0-        40,000/0     -0-        4,286
Chief Operating Officer       2002        201,009          -0-       -0-        -0-        30,000/0     -0-        1,667

William T. Schmitt            2004       $181,125     $ 15,000     $ -0-        -0-        20,000/0    $-0       $ 3,967
Senior Vice President,        2003        172,500       35,000       -0-        -0-        20,000/0     -0-        1,132
CFO and Treasurer             2002         17,308          -0-       -0-        -0-          0/0        -0-      $     0

John W. Siegel                2004       $160,000     $112,000     $ -0-        -0-          0/0       $-0       $ 2,784
Senior Vice President,        2003        150,000       12,197       -0-        -0-        17,500/0     -0-        2,163
Sales & Field Services        2002        155,614       35,000       -0-        -0-          0/0        -0-        1,667

Teri Kraf                     2004       $160,232     $ 67,457     $ -0-        -0-        11,871/0    $-0       $ 6,473
Senior Vice President,        2003        150,232        7,921       -0-        -0-        18,275/0     -0-        2,286
Health Mgmt. Services         2002        151,580       12,000       -0-        -0-        15,000/0     -0-        1,667

-------------------

(1) The Company provides the named executive officers with certain group life, health, medical and other non-cash benefits generally available to all salaried employees, which are not included in this column pursuant to SEC rules. The amounts shown in this column include the following:

         o Matching contributions by the Company under the QMed Inc. 401K Plan were made as follows for fiscal 2004; Mr. Cox $2,541, Ms. Murray $2,610, Mr. Siegel $2,784 and Ms. Kraf $2,427, for fiscal 2003; Mr. Cox $2,500, Ms. Murray $2,166, Mr. Siegel $2,163 and Ms. Kraf $2,286, for fiscal 2002; Messrs. Cox, Murray, Siegel and Kraf were 1,667.

         o Premiums on individual life insurance policies purchased by the Company for executive officers for fiscal 2004; Mr. Cox $6,459, Ms. Murray $5,203, Mr. Schmitt $3,967 and Ms. Kraf $4,046, for fiscal 2003; Mr. Cox $5,767, Ms. Murray $2,120, and Mr. Schmitt $1,132.

Option Grants during Fiscal 2004

         The following table sets forth information with respect to option grants to the named executive officers during fiscal 2004:

         o The number of shares of QMed common stock underlying options granted during the year;
         o        The percentage that such options represent of all options of the same class granted to employees during the year
         o        The exercise price (which in each case was equal to the fair market value of the stock on the date of grant);
         o        The expiration date; and
         o The hypothetical present value, as of the grant date, of the options under the option-pricing model discussed below.

                                                OPTION GRANTS DURING FISCAL 2004

                                             % of Total
                              Number of       Options        Exercise                       Hypothetical      Hypothetical
                               Options       Granted to        Price        Expiration     Value at Grant    Value at Grant
           Name                Granted       Employees       ($/Share)         Date        Date at 5% (1)   Date at 10% (2)
---------------------------- ------------- --------------- -------------- --------------- ----------------- ------------------
Michael W. Cox                  50,000         17.18%         $10.00        12/11/2013       $ 314,447         $  796,871
Jane A. Murray                 100,000         34.36%         $10.00        12/11/2013       $ 628,894         $1,593,743
William T. Schmitt, Jr.         20,000          6.88%         $10.00        12/11/2013       $ 125,779         $  318,749
John W. Siegel                       0             -               -            -                -                  -
Teri J. Kraf                     5,511          1.89%         $10.95        3/21/2014        $  37,861         $   96,032
                                 6,360          2.19%         $ 9.72        6/06/2014        $  38,878         $   98,524
---------------------------- ------------- --------------- -------------- --------------- ----------------- ------------------

(1) The hypothetical present value at grant date of options granted during fiscal year 2004 has been calculated using the assumption that the value of the stock will appreciate 5% per year for the option term from the grant price on the date of grant.

(2) The hypothetical present value at grant date of options granted during fiscal year 2004 has been calculated using the assumption that the value of the stock will appreciate 10% per year for the option term from the grant price on the date of grant.

                                         AGGREGATED OPTION EXERCISES DURING FISCAL 2004
                                                               AND
                                               OPTION VALUES ON NOVEMBER 30, 2004



                             Number of
                               Shares                               Number of                     Value of Unexercised
                              Acquired      Value                  Unexercised                          In-the-Money
                                Upon       Realized             Options 11/30/04                   Options 11/30/04(1)
                            Exercise of      Upon     ------------------------------------- -----------------------------------
   Name                       Options      Exercise     Exercisable       Unexercisable       Exercisable      Unexercisable
--------------------------- ------------- ----------- ----------------- ------------------- ---------------- ------------------
Michael W. Cox                 60,000      $472,650       305,500                  0          $2,098,025                -
Jane A. Murray                      -             -       154,334            151,667          $  754,940         $354,718
William T. Schmitt, Jr.             -             -        22,666             33,334          $  100,464         $ 87,936
John W. Siegel                      -             -       134,698             30,176          $1,009,220         $171,054
Teri J. Kraf                   20,000      $158,400       105,099             29,055          $  678,652         $ 90,166
--------------------------- ------------- ----------- ----------------- ------------------- ---------------- ------------------

(1) In accordance with SEC rules, values are calculated by subtracting the exercise price from the fair market value of the underlying QMed common stock. For purposes of this table, fair market value is deemed to be $11.55 per share, the closing price on November 30, 2004.

Equity Compensation Plans

         The following table summarizes information, as of November 30, 2004, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock or other rights to acquire shares may be granted from time to time.

                                      EQUITY COMPENSATION PLAN INFORMATION


                                                                                             Number of securities
                                                                                            remaining available for
                                        Number of securities                                 future issuance under
                                         to be issued upon          Weighted-average       equity compensation plans
                                      exercise of outstanding       exercise price of        (excluding securities
                                              options              outstanding options     reflected in column (a))
Plan category                                   (a)                        (b)                        (c)
------------------------------------ --------------------------- ------------------------ ----------------------------
Equity compensation plans approved
by security holders (1)                     1,637,669(2)                 $5.951                    1,077,495
------------------------------------ --------------------------- ------------------------ ----------------------------
Equity compensation plans not
approved by security holders                        -                         -                            -
------------------------------------ --------------------------- ------------------------ ----------------------------
Total                                       1,637,669(2)                 $5.951                    1,077,495
------------------------------------ --------------------------- ------------------------ ----------------------------

(1) These plans are the Company's 1999 Equity Incentive Plan, the 1997 Equity Incentive Plan, the 1990 Employee Stock Incentive Plan and the 2003 Outside Directors Equity Plan.
(2) Includes options to purchase an aggregate of 22,500 shares under the 2003 Outside Directors Equity Plan.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS

         The following graph shows a comparison of cumulative total returns on the common stock of the Company from November 30, 1998 through November 30, 2003 with the cumulative total return on the NASDAQ Stock Market - U.S. and the cumulative total return on a group of NASDAQ Health Services Stocks (SIC Code
80) compiled by the Center for Research in Security Prices at the University of Chicago (the "Peer Group").

         The graph assumes an investment of $100 in each of the Company, the NASDAQ Stock Market - U.S. and the Peer Group on November 30, 1999. The comparison also assumes that all dividends are reinvested. The Company did not pay any dividends during this period.

                                 [GRAPH OMITTED]

                Nov. 1999  Nov. 2000  Nov. 2001  Nov. 2002  Nov. 2003  Nov. 2004
                ---------  ---------  ---------  ---------  ---------  ---------
QMed Inc........  $100       $213.0     $347.5     $248.7     $338.4     $401.7
NASDAQ..........   100         77.7       57.9       44.7       59.1       63.2
Health Services.   100        126.8      153.7      148.7      217.7      259.7


         The comparisons in this table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock. The stock price performance graph shall not be deemed to be incorporated into any filing under the Securities Act or the Exchange Act, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent that the Company specifically incorporates this information by reference.

                          ITEM 1-ELECTION OF DIRECTORS

         The current term of office of all of the Company's Directors expires at the 2005 annual meeting. The Board proposes that the following nominees, all of whom are currently serving as Directors, be re-elected for a new term of one year and until their successors are duly elected and qualified. Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a Director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

Michael W. Cox - Director since 1983

         Mr. Cox, 63, a founder of the Company, has served as its President and Chief Executive Officer since 1983. Mr. Cox was the Chairman of the Board from 1983 to 1996. Prior to forming QMed Inc. in 1982, Mr. Cox was the founder and CEO of two independent firms; CMS Industries, an International provider of human biologicals and SeraTech Biologicals, a large plasmapheresis operation. Both firms were subsequently sold and continue to operate. Mr. Cox was recently recognized by Managed Care Executive as one of the 10 most influential leaders in Disease Management. Mr. Cox is married to Ms. Kraf.

Jane A. Murray - Director since 2001

         Ms. Murray, 42, was appointed Chief Operating Officer, Executive Vice President of the Company in December 2001. Ms. Murray has served the Company and its subsidiaries for 18 years, including serving as Executive Vice President - Operations of the Company's Interactive Heart Management Corp. subsidiary for the past five years. Ms. Murray is married to Mr. Siegel.

Bruce F. Wesson - Director since 2001

         Mr. Wesson, 62, has been Chairman of the Board since April 2002. Under the Company's by-laws, the function of the Chairman is to preside over meetings of the Board and stockholders although it is not an executive position. He has been a General Partner of Galen Partners since 1991 and, prior to that, was a Managing Director in the Corporate Finance Division at Smith Barney, where he worked for over 23 years. During his tenure at Smith Barney, he was Chairman of the Valuation and Opinion Committee for Corporate Finance, in which capacity he was ultimately responsible for all of valuation and opinions given by Smith Barney. He currently serves on the boards of Crompton Corporation, Acura Pharmaceuticals, Inc., Encore Medical Corp., Daou Systems Inc. and several of Galen's privately held portfolio companies. He is a Trustee of Colgate University and served as President of Colgate's Alumni Corporation Board of Directors from 1997-1999. He currently serves as Vice Chairman of the Overlook Hospital Foundation.

         On April 4, 2001, the Company agreed to nominate or appoint one designee of Galen Partners III, L.P., as a director so long as Galen Partners III, L.P. and two other affiliated investment funds own an aggregate of 2,000,000 of the Company's shares. Mr. Wesson fills that capacity.

David Feldman - Director since 1999

         Mr. Feldman, 65, was the Chairman of the Board from 1999 until 2001. Mr. Feldman is Director of a number of mutual funds including Dreyfus mutual funds and Brown Brothers Harriman mutual funds. He is the former Chairman and CEO of AT&T Investment Management Company; the management subsidiary of the telecommunications giant's pension funds. At the time of his retirement in 1997, Mr. Feldman was responsible for the management of $70 billion in assets. He was the first Chairman of the New York Stock Exchange Pension Managers Advisory Committee as well as former Chairman of the Financial Executives Institute's Committee on Investment of Employee Benefits Assets. He continues to serve as an ex-officio member of the latter two organizations.

Richard I. Levin, M.D. - Director since 1983

         Dr. Levin, 56, was a founder of the Company and currently serves as a Cardiovascular Consultant and Contributing Lecturer, each of which is not an executive position. Dr. Levin is Vice Dean for Education, Faculty and Academic Affairs and a Professor of Medicine in the Leon H. Charney Division of Cardiology at New York University School of Medicine. He has been a member of the New York University School of Medicine faculty and served in several administrative capacities since 1980. Dr. Levin is a past President of the American Heart Association, New York City affiliate and is the immediate past President of the Heritage Affiliate of the Association. He is certified as a Diplomate of the National Board of Medical Examiners, American Board of Internal Medicine and in the sub-specialty of Cardiovascular Diseases (American Board of Internal Medicine). Dr. Levin also is a Fellow of the American College of Physicians, Fellow of the American College of Cardiology, Fellow of the American Heart Association and a member of the American Federation for Clinical Research, among other professional affiliations.

A. Bruce Campbell, Ph.D., M.D., F.A.C.P. - Director since 1999

         Dr. Campbell, 56, has been the Chief Operating Officer and subsequently Chief of Health Services of D2Hawkeye, Inc., a leading provider of medical management software and services, since 2002. He has also worked extensively with private equity funds and startup healthcare companies during the past five years. He served as President of Monsanto Health Solutions from 1996 to 1998, and as Senior Vice President of Aetna US Healthcare, Inc., the nation's largest health insurer, from 1995 to 1996. Dr. Campbell was also the Chief Medical Officer of Aetna Health Plans and Vice President, Medical Programs, for Scripps Health.

Lucia L. Quinn - Director since 2002

         Ms. Quinn, 51, has served as an Assistant to the President and CEO of Boston Scientific Corp., since January 2005. She served as Senior Vice President, Advanced Diagnostics, of Quest Diagnostics Incorporated, responsible for Business Development, as well as Science and Innovation from April 2001 to March 2004. She joined Quest in April 2001 after serving as Vice President, Corporate Strategy Marketing, for Honeywell from 1999 to 2001, including her tenure in a similar capacity for Allied Signal, which merged, with Honeywell in 1999. She has more than 25 years experience in business planning and strategy development, general management and operations for global technology firms including Westinghouse and Digital Equipment. Ms. Quinn serves as a member of the Board of Trustees of Simmons College and overseer of the Museum of Science in Boston, Massachusetts.

John J. Gargana, Jr. - Director since 2003

         Mr. Gargana, 73, was Vice President, Treasurer and Chief Financial Officer of the Lord Abbett Group of Mutual Funds until his retirement in 1996. He is also a former member both of the Operations Committee and of the Accounting/Treasurer's Committee of the Investment Company Institute. He was an auditor at Deloitte Touche prior to joining Lord Abbett in 1965. Lord Abbett is a private, independent money management company founded in 1929 and is one of the nation's longest continuously existing money management firms.

John P. Zanotti - Director since 2004

         Mr. Zanotti, 56, has served as the President of Cincinnati Biomedical, a consulting company working with the University of Cincinnati College of Medicine on commercialization and economic development strategies, since June 2003. Mr. Zanotti has also served as the Chairman and CEO of Avaton, Inc., a start-up wireless entertainment company since March 2001. He was the Chairman and CEO of Astrum Digital Information, Inc. from March 2000 until the company was sold to Vocus, Inc. in June 2001. From February 1991 until March 2000, Mr. Zanotti held numerous executive positions with American Financial Group, including serving as the President of Great American Life Insurance Company and as Group President of American Annuity Group, from May 1999 to March 2000, as a senior executive from September 1996 until May 1999 and as President and CEO of Citicasters, Inc., a broadcasting company from 1992 to 1996. Mr. Zanotti has been the publisher of several newspapers, including The Cincinnati Enquirer, The Arizona Republic and The Phoenix Gazette. He was an associate with O'Melveny & Myers and was general counsel at Harte-Hanks Communications, Inc.

         The Board recommends that shareholders vote "FOR" each of the persons nominated by the Board.

Executive Officers

         The following people also serve as executive officers of the Company:

----------------------------- ------- ------------------------------------------
    Executive Officer           Age                   Present Title
----------------------------- ------- ------------------------------------------
William T. Schmitt, Jr., CPA    44    Senior Vice President, Chief Financial
                                      Officer and Treasurer
----------------------------- ------- ------------------------------------------
Teri Kraf, R.N., M.H.A.         54    Senior Vice President, Health Management
                                      Services
----------------------------- ------- ------------------------------------------
John W. Siegel                  48    Senior Vice President, Sales and Field
                                      Services
----------------------------- ------- ------------------------------------------
Steven Vella                    41    Controller and Senior Director of Finance
----------------------------- ------- ------------------------------------------
Robert Mosby                    58    Vice President, Development and Strategy
----------------------------- ------- ------------------------------------------

         Mr. Schmitt was appointed Senior Vice President, Chief Financial Officer of the Company in October 2002. Prior to his appointment he served as Senior Vice President & Chief Financial Officer of SOS Security Incorporated, a privately held regional security, protection and consulting firm. His responsibilities there included the growth and strategic direction of SOS, as well as, overseeing its finance, tax, banking, human resource and IT departments as well as mergers and acquisitions. He became a full time executive at SOS in July 1994, after 11 years of public accounting. He is a graduate of Rider College with a Bachelor of Science in Commerce, he is a member of the American Institute of Certified Public Accountants, the New Jersey Society of Certified Public Accountants and Financial Executive International.

         Ms. Kraf has been with the Company since 1984 and has served as the Company's Senior Vice President, Health Management Services since April 2001. Ms. Kraf is responsible for the overall physician implementation of the ohms|cad system nationwide. At present, Ms. Kraf's implementation team consists of a group of nurse professionals with diverse backgrounds in cardiology and managed care. Prior to joining the Company, Ms. Kraf was the Director Emergency Services and Director of the Emergency Care Institute of Bellevue Hospital, managing a staff in excess of 200 health professionals. Ms. Kraf is married to Mr. Cox.

         Mr. Siegel has been with the Company since 1987 and has served as the Company's Senior Vice President, Sales and Field Services since April 2001. Mr. Siegel's current responsibilities include sales, business development and field management. Mr. Siegel's background includes extensive experience in the healthcare, disease management and medical capital equipment industries. He has over 17 years experience in successfully interacting with generalist and specialist physicians. Mr. Siegel is married to Ms. Murray.

         Mr. Vella joined the Company in May 2003 as Senior Director of Finance and became Controller in December 2003. Prior to joining QMed, he served as Vice President of Finance & Corporate Controller of Medical Resources, Inc., a large publicly traded medical imaging firm, from November 1998 to February 2002. His responsibilities there included managing its finance and accounting group, as well as involvement in mergers, acquisitions, divestiture, and bankruptcy and reorganization activities. He joined Medical Resources in November 1998, after 12 years of public accounting experience, last as a Senior Manager at Deloitte & Touche LLP. He is a graduate of Fairleigh Dickinson University with a Bachelor of Science in Accounting; he is a member of both the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants.

         Mr. Mosby joined the Company in 1999 as the Director of Corporate Communications. In 2002, he was named Vice President, Development and Strategy. Prior to 1999, Mr. Mosby was broker and analyst with Branch & Cabell Co. in Virginia. He served as infantry officer in Vietnam and holds an AB and MA in Philosophy from Georgetown University and the University of Virginia, respectively.

                      ITEM 2-RATIFICATION OF APPOINTMENT OF
                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

         The Audit Committee of the Board has appointed Amper, Politziner & Mattia, P.C. as the Company's independent registered public accountants for the fiscal year ending November 30, 2005. Services provided to the Company and its subsidiaries by Amper, Politziner & Mattia, P.C. in fiscal 2004 are described under "Fees to Independent Registered Public Accountants for Fiscal 2004 and 2003" below. Additional information regarding the Audit Committee is provided in the Report of the Audit Committee above.

         Representatives of Amper, Politziner & Mattia, P.C. will be present at the meeting to respond to appropriate questions and to make such statements as they may desire.

         The Board recommends that shareholders vote "FOR" ratification of the appointment of Amper, Politziner & Mattia, P.C. as the Company's independent registered public accountants for fiscal 2005.

         In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board.

Fees to Independent Registered Public Accountants for Fiscal 2004 and 2005

         The following table presents fees for professional services rendered by Amper, Politziner & Mattia P.C. for the audit of the Company's financial statements and internal control over financial reporting for fiscal 2004 and the annual financial statements for fiscal 2003.

                                                         Fiscal Year
                                                         -----------
                                                   2004              2003
                                                   ----              ----
Audit Fees (1)                                  $ 88,000          $ 80,500
Audit-Related Fees (2)                           120,000                 -
Tax Fees                                               -                 -
All Other Fees  (3)                               17,000                 -
----------------
(1) These are fees for professional services performed by APM for the audit of QMed's annual financial statements and review of financial statements included in QMed's quarterly reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings or engagements.
(2) Principally for services with respect to the firm's opinion regarding internal controls over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act.
(3)  Principally fees for accounting research.

         The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Since the

May 6, 2003 effective date of the SEC rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of APM was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC's rules.

         In appointing Amper, Politziner & Mattia, P.C. as the Company's independent accountant for Fiscal 2005, the Audit Committee has considered whether the non-audit services provided by Amper, Politziner & Mattia, P.C. are compatible with maintaining their independence.

                             ADDITIONAL INFORMATION

         "Householding" of Proxy Materials. The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to QMed Inc., Stockholder Services, 25 Christopher Way, Eatontown, N.J., 07724 or by calling Stockholder Services at (732) 544-5544.

         Advance Notice Procedures. Under our bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered written notice to the Company's Corporate Secretary (containing certain information specified in the bylaws about the stockholder and the proposed action) not less 120 days prior to the first anniversary of the preceding year's annual meeting-that is, with respect to the 2006 annual meeting, by February 28,2006. In addition, any stockholder who wishes to submit a nomination to the Board must deliver written notice of the nomination within this time period and comply with the information requirements in the bylaws relating to stockholder nominations. See "Governance of the Company-How Does the Board select nominees for the Board?" for additional information about stockholder nominations. These requirements are separate from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's proxy statement.

         Stockholder Proposals for the 2006 Annual Meeting. Stockholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of stockholders in 2006 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by the Company's Corporate Secretary no later than February 28, 2006. Proposals should be sent to Corporate Secretary, QMed Inc., 25 Christopher Way, Eatontown, N.J., 07724.

                                  OTHER MATTERS

         As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board or, in the absence of such recommendation, in accordance with the judgement of the proxy holder.

                                               ANNUAL MEETING OF STOCKHOLDERS OF

                                                           QMED, INC.

                                                         June 28, 2005



                                                   Please date, sign and mail
                                                     your proxy card in the
                                             envelope provided as soon as possible.


                            Please detach along perforated line and mail in the envelope provided.


       PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE INK AS SHOWN HERE [X]

1. Election of Directors:                                2. To ratify the selection of Amper,             FOR   AGAINST   ABSTAIN
                                                         Politziner & Mattia P.C. to serve as the
                             NOMINEES:                   Company's independent certified public           [ ]     [ ]       [ ]
[ ] FOR ALL NOMINEES         [ ] Michael W. Cox          accountants.
                             [ ] Bruce F. Wesson
[ ] WITHHOLD AUTHORITY       [ ] Jane A. Murray          3. In their discretion, the Proxies are
    FOR ALL NOMINEES         [ ] David Feldman           authorized to vote upon such other business
                             [ ] Richard I. Levin        as may properly come before the meeting.
[ ] FOR ALL EXCEPT           [ ] Lucia L. Quinn
    (See instructions below) [ ] John J. Gargana, Jr.    This proxy when properly executed will be voted in the manner
                             [ ] A. Bruce Campbell       directed herein by the undersigned stockholder. If no
                             [ ] John P. Zanotti         direction is given, this proxy will be voted FOR Proposal 1 and 2.

INSTRUCTION: To withhold authority to vote               PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
for any individual nominee(s), mark "FOR ALL             ENVELOPE.
EXCEPT" and fill in the circle next to each
nominee you wish to withhold, as shown here.

-------------------------------------------------------





-------------------------------------------------------
To change the address on your account,
please check the box at right and indicate
your new address in the address space above.     [ ]
Please note that changes to the registered
name(s) on the account may not be submitted
via this method.
-------------------------------------------------------

Signature of Stockholder [                      ] Date [      ]   Signature of Stockholder [                       ] Date [      ]

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                      PROXY

                                   QMED, INC.
                               25 CHRISTOPHER WAY
                           EATONTOWN, NEW JERSEY 07724

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned herby appoints Michael W. Cox and William P. Oberdorf as proxies, each with the power to appoint his substitute, and hereby authorizes them to vote, as designated onthe reverse side, all of the shares of common stock of QMed, Inc. held of record by the undersigned on May 12, 2005, at the annual meeting of stockholders to be held on June 28, 2005 or any adjournment thereof.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)